                                                                    EXHIBIT 10.4


                                 AMENDMENT NO. 2
                                     TO THE
                             R. G. BARRY CORPORATION
                          SUPPLEMENTAL RETIREMENT PLAN
                            EFFECTIVE JANUARY 1, 1997


         WHEREAS, R. G. Barry Corporation (the "Sponsor") adopted the R. G. Barry Corporation Supplemental Retirement Plan, as amended and restated (the "Plan"), effective January 1, 1997; and

         WHEREAS, pursuant to Section 5.06 of the Plan, the Sponsor may amend the Plan from time to time; and

         WHEREAS, the Sponsor desires to amend the late retirement provisions of the Plan;

         NOW, THEREFORE, the Plan is hereby amended in the following respects:

         1. Section 4.03 shall be deleted in its entirety and the following shall be substituted therefor:

         "4.03    LATE RETIREMENT BENEFIT
                  -----------------------

                  The monthly pension benefit payable to a Participant who is eligible for a Late Retirement Benefit under Section 3.03 shall be an amount determined in the same manner as set forth in Section 4.01 as of his Normal Retirement Age, actuarially increased to reflect the later starting date thereof."

         IN WITNESS WHEREOF, the undersigned has executed this amendment effective as of January 1, 2000.


                                      R. G. BARRY CORPORATION

                                      By:    /s/ Harry Miller
                                         --------------------------------------
                                      Title:     Vice President-Human Resources
                                            -----------------------------------

Date executed:  3/28/00